EMPLOYMENT AGREEMENT

       THIS EMPLOYMENT AGREEMENT is made effective for all purposes and in all respects as of the 27th day of September, 1996, by and between ACADIA NATIONAL HEALTH SYSTEMS, INC., a Colorado corporation (hereinafter referred to as the "Employer" or the "Corporation"), and THOMAS N. HACKETT (hereinafter referred to as the "Employee").

  WITNESSETH THAT:

       WHEREAS, Employee has been employed by Employer since ACADIA NATIONAL HEALTH SYSTEMS, INC. (hereinafter referred to as "Acadia") was incorporated on August 2, 1996.

       WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings, and to extend the term of Employee's employment hereunder;

       NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

  1.  Term of Employment.

       This Employment Agreement shall supersede and replace all prior Employment Agreements and amendments thereto. The term shall commence on August 2, 1996, and shall continue until July 31, 2001 and automatically for additional periods of three (3) years each thereafter, unless sooner terminated in accordance with the provisions hereof.

  2.  Duties of Employee.

       2.1 It is understood and agreed that Employee's principal duties on behalf of Employer at the date of execution hereof are and shall be as Chief Executive Officer, Chairman of the Board an President of the Corporation. In accepting employment by Employer, Employee shall undertake and assume the responsibility of performing for and on behalf of Employer whatever duties are necessary and required in his position as Chief Executive Officer, Chairman of the Board and President of the Corporation.

       2.2 Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his efforts to his duties as an employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

  3.  Compensation.

       3.1 Salary. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid not less than the following base annual salary, on a monthly basis, during the term hereof: $65,000.00, plus annual increases and bonuses, if any, voted him by the Board of Directors of Employer.

       3.2 Bonus. Employee shall be a participant in the Acadia, Inc. Incentive Bonus Plan and Stock Option Plan as approved by the Board of Directors.

       3.3 Salary Review. Employee's salary will be reviewed annually commencing September 30, 1997.

  4.  Additional Benefits.

       In addition to, and not in limitation of, the compensation referred to in Paragraph 3, Employee shall be paid the following additional benefits during the term hereof:

       4.1 Reimbursement. Reimbursement of all reasonable expenses incurred by him in connection with performance of his duties as Chief Executive Officer, Chairman of the Board and President of the Corporation, upon submission of vouchers. Reasonable expenses shall include, but not be limited to all out-of-pocket expenses for entertainment, travel, meals, lodging, automobile expenses and the like incurred by him in the interest of the Employer.

       4.2 Participation in Benefit Plans. Employee shall be a participant, to the extent he meets all eligibility requirements of general application to senior executives of the Corporation, in any and all plans maintained by the Corporation to provide benefits for its executive senior employees, including, but not limited to, group term life insurance, hospitalization, medical, disability, deferred compensation, and profit sharing and retirement plans.

       4.3 Vacations. Employee shall be entitled to vacations of not less than eight (8) weeks per year, in accordance with the Corporation's regular vacation policies established for senior executives; provided, that Employee may accrue any unused vacation time from year to year, and upon termination of employment will be compensated for any unused vacation time. Any specific vacation of more than eight (8) weeks' duration shall be approved in advance by the Board of Directors.

       4.4 Other Perquisites. Employee shall be entitled to such additional perquisites as may be customarily granted by the Corporation to senior executives.

       4.5 Death or Disability Payments. In the event of the Employee's disability or death, Employee's salary in effect at the time of his death or disability shall continue to be paid to the Employee, or to his designee, for a period of twelve (12) calendar months from the date of death or from the date of Employee's termination by reason of disability. For the purposes of this Employment Agreement, the obligations of the Employer to make the payments upon the disability of Employee shall not become effective unless and until all of the following conditions are met, as determined by an independent physician selected by the Board of Directors and agreed to by Employee: (1) Employee shall become physically or mentally incapable (excluding infrequent and temporary absences due to ordinary illnesses) of properly performing the services required of him in accordance with his obligations under paragraph 2 hereof or similar provisions of any renewal agreement; (2) such incapacities shall exist or be reasonably expected to exist for more than ninety (90) days in the aggregate during the period of twelve (12) consecutive months; and
  (3) either Employee or Employer shall have given the other thirty
  (30) days' written notice of his or its intention to terminate the active employment of Employee because of such disability. The benefits payable hereunder shall be in addition to, and shall not be offset against, any amounts paid to Employee or his spouse by reason of insurance benefits pursuant to Paragraph 4.2 above.

       4.6 Life Insurance. Employee shall be provided with a life insurance policy in the amount of $175,000 (provided he can meet the medical conditions for such coverage), payable to such beneficiaries as he shall designate.

  5.  Disclosure of Information.

       Employee acknowledges that in and as a result of his employment hereunder, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to such matters as Employer's trade secrets, systems, procedures, manuals, confidential reports, and lists of clients. As a material inducement to Employer to enter into this Agreement and to pay to Employee the compensation stated in Paragraph 3, as well as any additional benefits stated in Paragraph 4, Employee covenants and agrees that he shall not, other than in the ordinary course of business, at any time during or following the term of his employment, directly or indirectly divulge or disclose for any purpose whatsoever or appropriate to his own use or to the use of others any confidential information that has been obtained by, or disclosed to him, as a result of his employment by Employer.

  6.  Termination.

       6.1 Termination By Either Party Without Cause. At any time during the term hereof, this Employment Agreement may be terminated "without cause" by either Employer or Employee upon written notice to the other party.

            (A) In the event of such termination "without cause" by Employee, Employer shall have the option either (a) to accept Employee's resignation, effective immediately on receipt of such notice; or (b) to require Employee to continue to perform his duties hereunder, for a period not to exceed six (6) months from the date of receipt of such written notice. In either event, the Employee's compensation and benefits hereunder shall continue only until the effective date of termination, as defined in Paragraph
  6.4 below.

            (B) In the event of such termination "without cause" by Employer, Employee shall receive severance pay equal to thirty-six
  (36) months' salary, plus bonuses equal to those received by him during the eighteen months prior to termination, and shall be continued under all group benefit plans for a period of eighteen
  (18) months from the effective date of termination, as defined in Paragraph 6.4(A) below.

       6.2 Termination by Employer for Cause. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be effected by written notice thereof to the Employee, which shall specify the cause for termination. For purposes hereof, the term "cause" shall mean the failure of Employee for any reason, within thirty (30) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any action or omission to act that constitutes a material and willful breach of this Agreement likely to result in material damage to the Corporation, or willful gross misconduct likely to result in material damage to the Corporation.

       Upon such termination for cause by Employer, Employee shall not receive any termination pay or benefits beyond the effective date of termination, as defined in Paragraph 6.4(B) below.

       6.3 Termination By Employee for Cause. Notwithstanding any other provision hereof, Employee may resign his employment under this Agreement at any time for cause. The termination may be by written notice thereof to Employer, which shall specify the cause for Employee's resignation. For purposes hereof, the term "cause" shall mean the failure of Employer for any reason, within thirty
  (30) days after receipt by Employer of written notice from Employee, to correct, cease, or otherwise alter any material adverse change in the conditions of Employee's employment caused by
  (a) a change in ownership of the Corporation; or (b) any change in Employee's position from Chief Executive Officer, Chairman of the Board and/or President, or the duties assigned to him by the Board of Directors, unless Employee consents to such change, on terms as mutually agreed.

       Upon such termination for cause by Employee, Employee shall be continued on the payroll for twelve (12) months from the effective date of termination (as defined in Paragraph 6.4(B) below) at his then current salary without further responsibilities to the Corporation. Employee shall also be continued under all group benefit plans for a period of twelve (12) months from the effective date of termination. Employee's stock options shall continue to vest, and he shall have the continuing right to exercise such options during the period of twelve (12) months from the effective date of termination.

       6.4  Effective Date of Termination.

            (A) The effective date of termination, as used in Paragraph 6.1 with respect to termination "without cause," shall be the date on which Employee actually ceases to perform his duties hereunder.

            (B) The effective date of termination, as used in Paragraphs 6.2 and 6.3 with respect to termination "for cause," shall be thirty (30) calendar days after the date on which Employee receives or gives written notice of termination.

       6.5 Limitation on Severance Compensation. Notwithstanding any other provision of this Agreement, solely in the event of a Termination Upon a Change In Control, the aggregate of the amount of severance compensation paid to the Employee under this Agreement or otherwise, but exclusive of any payments to the Employee by virtue of the Employee's exercise of any right or payment of any kind under any incentive or benefit plan upon a change in control, shall not include any amount that the Employer is prohibited from deducting for federal income tax purposes by virtue of Section 280G of the Internal Revenue Code or any successor provision.

  7.  Other Business Activities.

       During the period of his employment under this Agreement, the Employee shall not be employed by or otherwise engage or be interested in any business whether or not in competition with the Corporation, or with any of its subsidiaries or affiliates, with the following exceptions:

       (A) Employee's investment in any business shall not be considered a violation of this paragraph, provided that such business is not in competition with the Corporation and the Employee does not render management or other personal services to such business;

       (B) Employee may consult with other businesses not in competition with the Corporation, provided that each such consulting job shall be expressly considered and approved or disapproved in advance by the audit committee of the Board of Directors.

  8.  Indemnification.

       So long as Employee is not found by a court of law to be guilty of a willful and material breach of this Agreement, or to be guilty of willful gross misconduct, he shall be indemnified from and against any and all losses, liability, claims and expenses, damages, or causes of action, proceedings or investigations, or threats thereof (including reasonable attorney fees and expenses of counsel satisfactory to and approved by Employee) incurred by Employee, arising out of, in connection with, or based upon Employee's services and the performance of his duties pursuant to this Employment Agreement, or any other matter contemplated by this Employment Agreement, whether or not resulting in any such liability; and Employee shall be reimbursed by Employer as and when incurred for any reasonable legal or other expenses incurred by Employee in connection with investigating or defending against any such loss, claim, damage, liability, action, proceeding, investigation or threat thereof, or producing evidence, producing documents or taking any other action in respect thereto (whether or not Employee is a defendant in or target of such action, proceeding or investigation).

  9.  Burden and Benefit.

       This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns and shall be expressly binding upon and inure to the benefit of any person or entity assuring the Corporation, by merger, consolidation, purchase of assets or stock, or otherwise; provided, however, that the interests of the Employee hereunder are not subject to the claims of his creditors, and may not be voluntarily or involuntarily assigned, alienated or encumbered.

  10.  Governing Law.

       It is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Maine, where it is made and to be performed.

  11.  Severability.

       The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5 and 6, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

  12.  Notice.

       Any notice required to be given shall be sufficient if it is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, and to its principal office in the case of Employer.

  13.  Entire Agreement.

       This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the party intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or at any other time.

  14.  Counterparts.

       The Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

       IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement as of the day and year first above written.


                                       EMPLOYER:

  ATTEST:                              ACADIA NATIONAL HEALTH
                                       SYSTEMS, INC., A Colorado Corporation



                                       By:
  Treasurer                            Jacquelyn J. Magno
                                       Vice President and Secretary


                                       EMPLOYEE:



                                       THOMAS N. HACKETT

                         EMPLOYMENT AGREEMENT

       THIS EMPLOYMENT AGREEMENT is made effective for all purposes and in all respects as of the 27th day of September, 1996, by and between ACADIA NATIONAL HEALTH SYSTEMS, INC., a Colorado corporation (hereinafter referred to as the "Employer" or the "Corporation"), and Jacquelyn J. Magno (hereinafter referred to as the "Employee").

    WITNESSETH THAT:

       WHEREAS, Employee has been employed by Employer since ACADIA NATIONAL HEALTH SYSTEMS, INC. (hereinafter referred to as "Acadia") was incorporated on August 2, 1996.

       WHEREAS, Employer and Employee desire to set forth in writing the terms and conditions of their agreements and understandings, and to extend the term of Employee's employment hereunder;

       NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, agree as follows:

  1.  Term of Employment.

       This Employment Agreement shall supersede and replace all prior Employment Agreements and amendments thereto. The term shall commence on August 2, 1996, and shall continue until July 31, 2001 and automatically for additional periods of three (3) years each thereafter, unless sooner terminated in accordance with the provisions hereof.

  2.  Duties of Employee.

       2.1 It is understood and agreed that Employee's principal duties on behalf of Employer at the date of execution hereof are and shall be as Chief Executive Officer, Chairman of the Board an President of the Corporation. In accepting employment by Employer, Employee shall undertake and assume the responsibility of performing for and on behalf of Employer whatever duties are necessary and required in his position as Chief Executive Officer, Chairman of the Board and President of the Corporation.

       2.2 Employee covenants and agrees that at all times during the term of this Agreement, Employee shall devote his efforts to his duties as an employee of the Employer. Employee further covenants and agrees that he will not, directly or indirectly, engage or participate in any activities at any time during the term of this Agreement in conflict with the best interests of Employer.

  3.  Compensation.

       3.1 Salary. As compensation for the services to be rendered by Employee for Employer under this Agreement, Employee shall be paid not less than the following base annual salary, on a monthly basis, during the term hereof: $50,000.00, plus annual increases and bonuses, if any, voted him by the Board of Directors of Employer.

       3.2 Bonus. Employee shall be a participant in the Acadia, Inc. Incentive Bonus Plan and Stock Option Plan as approved by the Board of Directors.

       3.3 Salary Review. Employee's salary will be reviewed annually commencing September 30, 1997.

  4.  Additional Benefits.

       In addition to, and not in limitation of, the compensation referred to in Paragraph 3, Employee shall be paid the following additional benefits during the term hereof:

       4.1 Reimbursement. Reimbursement of all reasonable expenses incurred by him in connection with performance of his duties as Chief Executive Officer, Chairman of the Board and President of the Corporation, upon submission of vouchers. Reasonable expenses shall include, but not be limited to all out-of-pocket expenses for entertainment, travel, meals, lodging, automobile expenses and the like incurred by him in the interest of the Employer.

       4.2 Participation in Benefit Plans. Employee shall be a participant, to the extent he meets all eligibility requirements of general application to senior executives of the Corporation, in any and all plans maintained by the Corporation to provide benefits for its executive senior employees, including, but not limited to, group term life insurance, hospitalization, medical, disability, deferred compensation, and profit sharing and retirement plans.

       4.3 Vacations. Employee shall be entitled to vacations of not less than five (5) weeks per year, in accordance with the Corporation's regular vacation policies established for senior executives; provided, that Employee may accrue any unused vacation time from year to year, and upon termination of employment will be compensated for any unused vacation time. Any specific vacation of more than five (5) weeks' duration shall be approved in advance by the Board of Directors.

       4.4 Other Perquisites. Employee shall be entitled to such additional perquisites as may be customarily granted by the Corporation to senior executives.

       4.5 Death or Disability Payments. In the event of the Employee's disability or death, Employee's salary in effect at the time of his death or disability shall continue to be paid to the Employee, or to his designee, for a period of twelve (12) calendar months from the date of death or from the date of Employee's termination by reason of disability. For the purposes of this Employment Agreement, the obligations of the Employer to make the payments upon the disability of Employee shall not become effective unless and until all of the following conditions are met, as determined by an independent physician selected by the Board of Directors and agreed to by Employee: (1) Employee shall become physically or mentally incapable (excluding infrequent and temporary absences due to ordinary illnesses) of properly performing the services required of him in accordance with his obligations under paragraph 2 hereof or similar provisions of any renewal agreement; (2) such incapacities shall exist or be reasonably expected to exist for more than ninety (90) days in the aggregate during the period of twelve (12) consecutive months; and
  (3) either Employee or Employer shall have given the other thirty
  (30) days' written notice of his or its intention to terminate the active employment of Employee because of such disability. The benefits payable hereunder shall be in addition to, and shall not be offset against, any amounts paid to Employee or his spouse by reason of insurance benefits pursuant to Paragraph 4.2 above.

       4.6 Life Insurance. Employee shall be provided with a life insurance policy in the amount of $100,000 (provided he can meet the medical conditions for such coverage), payable to such beneficiaries as he shall designate.

  5.  Disclosure of Information.

       Employee acknowledges that in and as a result of his employment hereunder, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to such matters as Employer's trade secrets, systems, procedures, manuals, confidential reports, and lists of clients. As a material inducement to Employer to enter into this Agreement and to pay to Employee the compensation stated in Paragraph 3, as well as any additional benefits stated in Paragraph 4, Employee covenants and agrees that he shall not, other than in the ordinary course of business, at any time during or following the term of his employment, directly or indirectly divulge or disclose for any purpose whatsoever or appropriate to his own use or to the use of others any confidential information that has been obtained by, or disclosed to him, as a result of his employment by Employer.

  6.  Termination.

       6.1 Termination By Either Party Without Cause. At any time during the term hereof, this Employment Agreement may be terminated "without cause" by either Employer or Employee upon written notice to the other party.

            (A) In the event of such termination "without cause" by Employee, Employer shall have the option either (a) to accept Employee's resignation, effective immediately on receipt of such notice; or (b) to require Employee to continue to perform his duties hereunder, for a period not to exceed six (6) months from the date of receipt of such written notice. In either event, the Employee's compensation and benefits hereunder shall continue only until the effective date of termination, as defined in Paragraph
  6.4 below.

            (B) In the event of such termination "without cause" by Employer, Employee shall receive severance pay equal to thirty-six
  (36) months' salary, plus bonuses equal to those received by him during the eighteen months prior to termination, and shall be continued under all group benefit plans for a period of eighteen
  (18) months from the effective date of termination, as defined in Paragraph 6.4(A) below.

       6.2 Termination by Employer for Cause. Notwithstanding any other provision hereof, Employer may terminate Employee's employment under this Agreement at any time for cause. The termination shall be effected by written notice thereof to the Employee, which shall specify the cause for termination. For purposes hereof, the term "cause" shall mean the failure of Employee for any reason, within thirty (30) days after receipt by Employee of written notice thereof from Employer, to correct, cease, or otherwise alter any action or omission to act that constitutes a material and willful breach of this Agreement likely to result in material damage to the Corporation, or willful gross misconduct likely to result in material damage to the Corporation.

       Upon such termination for cause by Employer, Employee shall not receive any termination pay or benefits beyond the effective date of termination, as defined in Paragraph 6.4(B) below.

       6.3 Termination By Employee for Cause. Notwithstanding any other provision hereof, Employee may resign his employment under this Agreement at any time for cause. The termination may be by written notice thereof to Employer, which shall specify the cause for Employee's resignation. For purposes hereof, the term "cause" shall mean the failure of Employer for any reason, within thirty
  (30) days after receipt by Employer of written notice from Employee, to correct, cease, or otherwise alter any material adverse change in the conditions of Employee's employment caused by
  (a) a change in ownership of the Corporation; or (b) any change in Employee's position from Chief Executive Officer, Chairman of the Board and/or President, or the duties assigned to him by the Board of Directors, unless Employee consents to such change, on terms as mutually agreed.

       Upon such termination for cause by Employee, Employee shall be continued on the payroll for twelve (12) months from the effective date of termination (as defined in Paragraph 6.4(B) below) at his then current salary without further responsibilities to the Corporation. Employee shall also be continued under all group benefit plans for a period of twelve (12) months from the effective date of termination. Employee's stock options shall continue to vest, and he shall have the continuing right to exercise such options during the period of twelve (12) months from the effective date of termination.

       6.4  Effective Date of Termination.

            (A) The effective date of termination, as used in Paragraph 6.1 with respect to termination "without cause," shall be the date on which Employee actually ceases to perform his duties hereunder.

            (B) The effective date of termination, as used in Paragraphs 6.2 and 6.3 with respect to termination "for cause," shall be thirty (30) calendar days after the date on which Employee receives or gives written notice of termination.

       6.5 Limitation on Severance Compensation. Notwithstanding any other provision of this Agreement, solely in the event of a Termination Upon a Change In Control, the aggregate of the amount of severance compensation paid to the Employee under this Agreement or otherwise, but exclusive of any payments to the Employee by virtue of the Employee's exercise of any right or payment of any kind under any incentive or benefit plan upon a change in control, shall not include any amount that the Employer is prohibited from deducting for federal income tax purposes by virtue of Section 280G of the Internal Revenue Code or any successor provision.

  7.  Other Business Activities.

       During the period of his employment under this Agreement, the Employee shall not be employed by or otherwise engage or be interested in any business whether or not in competition with the Corporation, or with any of its subsidiaries or affiliates, with the following exceptions:

       (A) Employee's investment in any business shall not be considered a violation of this paragraph, provided that such business is not in competition with the Corporation and the Employee does not render management or other personal services to such business;

       (B) Employee may consult with other businesses not in competition with the Corporation, provided that each such consulting job shall be expressly considered and approved or disapproved in advance by the audit committee of the Board of Directors.

  8.  Indemnification.

       So long as Employee is not found by a court of law to be guilty of a willful and material breach of this Agreement, or to be guilty of willful gross misconduct, he shall be indemnified from and against any and all losses, liability, claims and expenses, damages, or causes of action, proceedings or investigations, or threats thereof (including reasonable attorney fees and expenses of counsel satisfactory to and approved by Employee) incurred by Employee, arising out of, in connection with, or based upon Employee's services and the performance of his duties pursuant to this Employment Agreement, or any other matter contemplated by this Employment Agreement, whether or not resulting in any such liability; and Employee shall be reimbursed by Employer as and when incurred for any reasonable legal or other expenses incurred by Employee in connection with investigating or defending against any such loss, claim, damage, liability, action, proceeding, investigation or threat thereof, or producing evidence, producing documents or taking any other action in respect thereto (whether or not Employee is a defendant in or target of such action, proceeding or investigation).

  9.  Burden and Benefit.

       This Agreement shall be binding upon, and shall inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors, and assigns and shall be expressly binding upon and inure to the benefit of any person or entity assuring the Corporation, by merger, consolidation, purchase of assets or stock, or otherwise; provided, however, that the interests of the Employee hereunder are not subject to the claims of his creditors, and may not be voluntarily or involuntarily assigned, alienated or encumbered.

  10.  Governing Law.

       It is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Maine, where it is made and to be performed.

  11.  Severability.

       The provisions of this Agreement, including particularly but not solely, the provisions of Paragraphs 5 and 6, shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions.

  12.  Notice.

       Any notice required to be given shall be sufficient if it is in writing and sent by certified or registered mail, return receipt requested, first-class postage prepaid, to his residence in the case of Employee, and to its principal office in the case of Employer.

  13.  Entire Agreement.

       This Agreement contains the entire agreement and understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the party intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or at any other time.

  14.  Counterparts.

       The Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

       IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement as of the day and year first above written.


                                     EMPLOYER:

  ATTEST:                            ACADIA NATIONAL HEALTH
                                     SYSTEMS, INC., A Colorado Corporation


                                     By:
  Treasurer                          Thomas N. Hackett
                                     President

                                     EMPLOYEE:



                                     Jacquelyn J. Magno